Exhibit 10.23

*Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

The redacted confidential portions of the exhibit are marked by [***].

COMMERCIAL & DISTRIBUTION AGREEMENT

between

Siemens Healthcare Diagnostics Inc.

and

Universal Biosensors Pty Ltd.

This Commercial and Distribution Agreement, dated as of September 18, 2019 (the “Distribution Agreement”) is between Siemens Healthcare Diagnostics Inc., incorporated in California and whose registered office is at 511 Benedict Avenue, Tarrytown, New York 10591 (“SHDI”) and Universal Biosensors Pty Ltd. (“UBI”), whose registered office is at 1 Corporate Avenue, Rowville, Victoria 3178, Australia, (collectively, “UBI” and together with SHDI, the “Parties”).

Background

WHEREAS, on September 9, 2011, UBI and SHDI entered into a Collaboration Agreement and a Letter Agreement, on September 20, 2012 a Supplemental Agreement, on December 12, 2014 a Xprecia Stride Letter Agreement, and subsequent various amendments to the Collaboration Agreement (such amendments together with the Collaboration agreement collectively, the “Collaboration Agreement”) under which, among other things, UBI and SHDI agreed to collaborate together on UBI’s development of a Stride Strip Product to be used in conjunction with an associated Stride Instrument for SHDI to sell in the hospital point-of-care coagulation market subject to the terms and conditions set forth in the Supply Agreement;

WHEREAS, on September 9, 2011, UBI and SHDI entered into a Collaboration Agreement and a Letter Agreement, on September 20, 2012 a Supplemental Agreement, on December 12, 2014 a Xprecia Stride Letter Agreement, and subsequent various amendments to the Collaboration Agreement (collectively, the “Collaboration Agreement”); and whereas on September 20, 2012, SHDI and UBI entered into a Supply Agreement (the “Supply Agreement,” and collectively with the Collaboration Agreement, the “Agreements”);

WHEREAS, the Parties now wish to amend the commercial relationship between the Parties and enter into this Distribution Agreement whereby, among other commercial terms, SHDI shall provide UBI with Stride Instruments as described herein after the execution of this Distribution Agreement (the “Execution Date”) for UBI to distribute; and

WHEREAS, [***].

Now, THEREFORE, in consideration of the mutual promises, the Parties hereto agree as follows:

ARTICLE 1    DEFINITIONS

“Execution Date” shall mean the date of execution of this Agreement.

“Field” shall have the meaning given in Exhibit 1 attached.

[***]

[***]

“Prime Instruments” shall mean the handheld analyzer developed by UBI and manufactured for SHDI (also often referred to as the Prime reader or meter) [***].

“Prime Product” shall mean collectively the Prime Instrument, the Prime Strip Product, and any Prime Product Accessories.

“Prime Strip Product” shall mean [***].

[***]

“Specifications” shall mean [***].

“Stride Instruments” shall mean the handheld analyzer developed by UBI and manufactured for SHDI (also often referred to as the Stride reader or meter) that is capable of reading and reporting results for Stride Strip Products and contains the XPRECIA STRIDE brand name.

“Stride Strip Product” shall mean a PT/INR strip product manufactured by UBI for SHDI and containing the XPRECIA STRIDE brand name.

“Stride Product” shall mean collectively the Stride Instrument, Stride Strip Product, and any Stride Product Accessories, including LQC kits (as defined below).

“Territory” shall mean global territory, unless otherwise explicitly stated.

All currency in this Distribution Agreement is in United States Dollars, unless otherwise explicitly stated.

Other terms are defined below:

ARTICLE 2    DISTRIBUTION ARRANGEMENT BETWEEN THE PARTIES

2.1	Distribution Rights

SHDI hereby relinquishes its exclusive right to commercialize and distribute the Stride Product and Prime Product, and all components thereof individually or collectively, to the professional Point of Care market segment, except SHDI retains non-exclusive distribution and other rights set forth in the Agreements only to the extent necessary to fulfill existing contracts for the Stride Product [***]. SHDI relinquishes all distribution and other rights to the Stride Product and the Prime Product, and all components thereof individually or collectively, under the Agreements for all applicable markets upon the Execution Date. For the avoidance of doubt, the rights transferred to UBI pursuant to this Distribution Agreement include, among other things, any rights and/or obligations necessary to seek regulatory registration and approval with respect to the Stride Product, the Prime Product, or any other product, and all components thereof individually or collectively, in jurisdictions whether or not the Stride Product or Prime Product is currently sold there, or where additional or further regulatory registrations and/or approvals are or become necessary, which rights shall include but not be limited to: (i) disclosing any information necessary to the relevant regulatory entity, (ii) completing and submitting any required documentation related to the registration and approval, and (iii) any other action UBI shall determine in its sole discretion is necessary with respect to seeking such registration or approval. [***].

SHDI agrees to comply with the following obligations to enable UBI to fulfill its role as a distributor:

2.2	SHDI’s Distribution Arrangement Obligations

(a)

Within five (5) days of the Execution Date, SHDI shall send a letter to [***] stating that that SHDI consents to [***] manufacturing any brand of instruments for UBI [***]. UBI acknowledges that SHDI is not responsible for [***] agreement to UBI’s manufacturing terms.

(b)

After the [***], Siemens is no longer responsible for any Stride Instruments and/or alternative instrument (excluding the Stride Instruments described in 2.2(d) below) that [***] manufactures for UBI, and SHDI will not be involved in any relationship going forward between UBI and [***], although Siemens will provide any necessary support to UBI and [***] to the extent it is able to do so.

(c)	Within five (5) days of the Execution Date, SHDI shall provide to UBI in writing the information listed and as agreed to in Exhibit 2 to this Distribution Agreement.

(d)

[***]. Except as for matters directly related to actions mandated by the SHDI quality/regulatory system or by regulatory authorities, SHDI shall in no way discourage its customers from using the Stride Product or any components thereof.

(e)

SHDI hereby appoints UBI exclusively to distribute and receive payment for approximately [***] Stride Instruments, which shall come in the manufacturer’s final box packaging, that are currently in SHDI’s inventory. UBI may distribute the Stride Instruments directly or through

UBI-appointed distributors. Projected inventory is subject to changes based upon [***]. The final inventory amount shall be contained on Exhibit 2. For each instrument less than [***] provided by SHDI, SHDI shall pay to UBI [***] per instrument for each instrument. For each instrument less than [***] provided by SHDI, SHDI shall pay to UBI [***] per instrument for each instrument.

(f)	SHDI shall provide UBI the Stride Instruments referenced above in Section 2.2(d) as follows:

1. UBI shall place purchase orders in writing at times to be determined solely by UBI, such purchase orders shall in no case be for fewer than [***].

2. After receipt of such written purchase order, SHDI shall have no longer than [***] (the “Lead Time”) to deliver the order to the country of destination designated by UBI, provided that any additional time required to clear customs in any jurisdiction that requires such clearance shall not be included in the [***].

3. All purchase orders to be delivered to a facility designated by UBI. SHDI shall ship Stride Instruments to UBI in increments of [***] at a time pursuant to the installment schedule determined by the Parties and at UBI’s cost to a designated facility of UBI’s choosing. The address of such designated facility to be provided to SHDI within [***] from the Execution Date of the Agreement or with the first purchase order whichever is sooner.

4. [***].

5. After the end of [***], SHDI shall ship any remaining Stride Instruments as described in Section 2.2(d) to the designated UBI facility.

(g)

In addition to UBI’s right to sell, market, and distribute Stride Instruments, [***], SHDI hereby appoints UBI to market and sell to customers the Stride Strip Products, including those bearing Siemens’ brand, directly or through UBI-appointed distributors in connection with the sale by UBI or any partner of its choosing, of the Stride Instruments as set forth in clause (d) above. UBI can also sell non-Siemens branded strips that are compatible with the Stride Instrument in connection with the Stride Instruments referenced in clause (d) above at its discretion, [***]. [***].

(h)

UBI shall have the right to use the SHDI brand in connection with its sales, distribution, and marketing of Stride Products, or any components thereof, [***]. [***], provide service and support for the distribution and sale of all Stride Products, or any components thereof, to SHDI customers. [***]. For the avoidance of doubt, UBI may sell non-Siemens branded strips to any customers who are still using Siemens-branded instruments [***]. During all times that UBI is selling the Stride Product, UBI will adhere to the current arrangement in terms of quality assurance.

(i)

During the [***], SHDI will make available to UBI for purchase an adequate number (which number shall be determined between the Parties) of [***] for the Stride Product which have been sold by UBI. If SHDI is unable to continue supplying UBI with [***] beyond [***], SHDI will assist UBI in its efforts to establish uninterrupted supply of [***] beyond [***] with the supplier of [***]. [***].

(j)	SHDI will support UBI in its efforts to identify and appoint distributors [***]. [***].

(k)	SHDI to collaborate with UBI on customer transition as may be agreed between the Parties’ designated marketing and sales representatives.

(l)

SHDI shall purchase at least [***] during [***] at the contractually stated strip price contained in Exhibit 2. SHDI shall make a [***] prepayment for such [***] to UBI in cash to a bank account specified by UBI on or before [***]. This amount shall be applied by UBI against all invoices delivered by UBI to SHDI for [***] after the Execution Date of this Distribution Agreement. After the [***] is fully deducted from invoices payable by SHDI to UBI, SHDI will make payment on any invoices for Stride Strip Product purchases delivered by UBI to SHDI in cash promptly upon receipt thereof.

(m)

SHDI’s commitment to purchase [***] shall terminate when SHDI has completed payment for [***] at the contractually stated strip price contained in Exhibit 2, which in any event shall occur no later than the end of [***]. The Parties acknowledge that SHDI may have contractual commitments that extend beyond [***]. In such circumstances, the Parties agree to discuss in good faith how to manage such customers and reach an amicable outcome for the Parties and the applicable customer, including Siemens shall have the option to purchase additional [***] at the contractual price contained herein for a reasonable time beyond [***].

(n)	[***] shall have a minimum shelf life of [***] when received by SHDI. SHDI shall provide a [***] forecast of anticipated [***] purchasing needs with only [***] of such forecast binding on the Parties.

2.3	UBI’s Distribution Arrangement Obligations

(a)

UBI represents that it (with its principals and employees) possesses the technical know-how, resources, infrastructure, and ability to sell the Stride Instruments manufactured by or for SHDI and intends to sell the Stride Instruments and Stride Strip Products described in section 2.2.(e) on the terms set forth herein and in the Territory independently and not through a sales agent or other representative of any third-party other than SHDI.

(b)	SHDI is desirous of having UBI sell the Stride Instruments in such Territory on the terms and conditions set forth herein.

2.4	UBI’s Stride Strip Product Supply Obligations

UBI’s supply of Stride Strip Products is controlled by the Parties’ Supply Agreement which remains in effect except as otherwise modified. In the event there is a conflict between this Distribution Agreement and the Supply Agreement, this Distribution Agreement shall control and prevail.

2.5	Failure to Supply Event to Enforce Bank Guarantee

If UBI fails to deliver to SHDI the full quantity of [***] requested by Siemens to be delivered in such month, to the extent such Purchase Order is submitted by SHDI with sufficient lead-time as set forth in Section 4.1 of the Supply Agreement, is consistent with Siemens’ forecasts, which forecasts shall have been delivered to and accepted by UBI as of the terms of the Supply Agreement, and does not exceed UBI’s supply commitment; and except to the extent such failure or delay is caused by Force Majeure or by SHDI’s failure or delay in delivering any applicable [***] in sufficient quantity necessary to produce the quantity of such [***] requested, then, UBI will endeavor to advise SHDI in advance of any inability to make full and timely delivery of [***]which SHDI has ordered. UBI has an opportunity to cure such failed supply within [***], assuming opportunity to cure is not deemed futile. If the supply issue is not cured within [***], a Failure to Supply Event has occurred and SHDI shall be entitled to enforce the Bank Guarantee (defined below) attached hereto as Exhibit 3. For the avoidance of doubt, Section 1.12 of the Parties’ Supply Agreement is not replaced by this Section and shall still be binding on the Parties.

ARTICLE 3    MANUFACTURING CHANGE REQUESTS BY UBI

UBI shall at all times retain all manufacturing rights with respect to the Stride Strip Product, including all rights to subcontract its manufacturing and/or relocate its manufacturing facility and/or change its strip manufacturing procedures (“Manufacturing Changes”). [***]. [***]. The Parties shall negotiate in good faith to resolve any issues with Manufacturing Changes.

3.1	Manufacturing Process and Calibrations

UBI intends to implement a master lot/working lot calibration process, and shall seek SHDI’s prior review and approval, which approval or denial shall not be unreasonably withheld or delayed and shall be delivered no later than three (3) months after any such request by UBI.

3.2	Manufacturing Process and Shelf Life

UBI intends to implement [***] expiration extensions providing at least [***] shelf life for the [***] and shall seek SHDI’s prior review and approval, which approval or denial shall be delivered no later than [***] from such request by UBI. [***].

3.3	Last-Time Buy

SHDI may make a last time buy by [***]. Last time buy means the last purchase by SHDI which may consist of quantities of [***] higher than forecasted volumes due to SHDI’s requirement to provide the [***] to the end of its life cycle. Such quantities to be agreed to by the Parties and shall be within the production capacity of UBI.

ARTICLE 4    PRODUCT REGISTRATION

SHDI commits to maintain any required and already obtained regulatory product registrations for the [***] in countries where SHDI currently generates revenue from sales of the Stride Product. [***], UBI is responsible for any product registrations for any non-Siemens branded Stride Instrument or alternative instrument. The Parties shall designate representatives to coordinate such filings between the Parties [***].

4.1	Re-registration

UBI acknowledges that a UBI Manufacturing Change may require SHDI to re-register the Stride Product in certain jurisdictions, which may involve additional resource commitments and expenses for SHDI. At least [***] prior to implementing any Manufacturing Change, the Parties shall discuss UBI’s proposed Manufacturing Change(s), and if: (i) the aggregate of all such reasonable registration related costs incurred by SHDI over the [***] for the Manufacturing Change(s) would exceed [***] and (ii) SHDI does not withhold approval pursuant to Article 3 above, UBI will reimburse Siemens for any reasonable registration related expenses incurred and documented by Siemens that exceed [***] and/or UBI may propose other solutions for the Parties to consider and negotiate in good faith. [***].

ARTICLE 5    OPERATIONS

5.1	Acceptance of Stride Instrument Supplied by SHDI

(a)

All orders for the Stride Instrument that SHDI receives from UBI are subject to acceptance by SHDI. UBI will place orders and place delivery schedules with SHDI for its requirements in accordance with the agreed upon Lead Time. SHDI’s Lead Time may be amended from time to time upon no less than [***] days prior written notice from SHDI to UBI so that adequate inventory is maintained, and only upon agreement of all Parties. UBI should attempt, as a matter of course, to determine the availability of [***] before making any binding commitment to supply to customers.

(b)

SHDI will use commercially reasonable efforts to fill the accepted orders as promptly as practicable, subject, however, to any delays caused by other orders or requirements, transportation conditions, labor or material shortages, governmental restrictions or embargo, strikes, riots, fires, acts of God, or any other cause beyond the reasonable control of SHDI. In all cases SHDI will endeavor to advise UBI in advance of any inability to make full and timely delivery of any Stride Instruments which UBI has ordered.

5.2	Delivery

(a)

All Stride Instruments ordered by UBI shall be packed for shipment and storage in accordance with SHDI’s standard commercial practices, provided that SHDI packages, labels, stores, and supplies shall be in compliance and in accordance with: (i) all applicable local, state, federal and national laws, regulation, rules, guidelines and procedures, including but not limited to the U.S. Federal Food, Drug and Cosmetic Act, as amended, and the regulations issued thereunder; (ii) applicable standards relating to current good manufacturing practices for the type of Stride Instrument furnished hereunder promulgated by any governmental authority having jurisdiction over the manufacture and sale of such products, in the form of laws, statutes, regulations, or guidance documents; and (iii) the Stride Instrument product Specifications. SHDI shall bear all costs associated with label printing, labeling, and packaging of the Stride Instrument.

(b)

[***]. Accordingly, UBI agrees to properly disclose and appropriately reflect the credit or reduction in price in any costs claimed or charges made to Medicare, Medicaid or other federal or state health insurance programs which reimburse the products and require such disclosure.

5.3	Acceptance of Stride Instruments

(a)

UBI shall inspect all shipments of Stride Instruments received from SHDI for conformity with its orders. UBI shall notify SHDI and the carrier if any of the Stride Instruments are damaged, missing or not in conformity with UBI’s order (“Non-Conforming”), as soon as possible, and no later than eight (8) calendar days after receipt of the Stride Instruments. UBI’s failure to do so will be deemed a waiver of any such claims, except in the case of latent defects not discoverable by normal incoming inspection procedures. The Stride Instrument will be held by UBI at UBI’s risk.

(b)

Upon receipt of UBI’s notification that any Stride Instrument is Non-Conforming, SHDI may elect to inspect the Stride Instrument. If SHDI agrees that the Stride Instrument is Non-Conforming and that such defect or Non-Conformity is attributable to SHDI shall replace or correct such Stride Instrument or if replacement is not possible, SHDI shall reimburse UBI, as UBI’s sole remedy.

(c)

Unless SHDI has expressly authorized or permitted the return of any Stride Instrument Products hereunder, SHDI shall not be obligated to accept from UBI any Stride Instruments returned, nor to make any exchange thereof.

(d)

Except in the case of damage or defect attributable to SHDI as notified to SHDI pursuant to this Article 5 or warranty claims, UBI shall not make any claims against SHDI for any Non-Conforming Stride Instruments.

ARTICLE 6    OUTSTANDING PAYMENT OBLIGATIONS

As promptly as practicable after the Execution Date, (i) UBI shall extinguish [***] of outstanding purchase orders related to the Collaboration Agreement and (ii) SHDI shall extinguish [***] that was paid to UBI pursuant to Section 3.2 of the Supply Agreement.

ARTICLE 7    BUSINESS DEVELOPMENT SUPPORT

SHDI will support UBI in good faith in the establishment of an agreement with another partner, [***]. Such support will include, but is not limited to, [***]. [***]. [***].

ARTICLE 8    UBI PERFORMANCE GUARANTEE

A performance guarantee [***] shall be held in a UBI bank account with Commonwealth Bank of Australia, [***]. SHDI shall be under no obligation to deliver the Stride Instruments referenced herein in section 2.2(d), (e), and (f), until SHDI’s receipt of a fully-effectuated Bank Guarantee from UBI. In the event that this Distribution Agreement is terminated due to a breach of this Distribution Agreement by UBI, (such breach either not disputed by UBI or admitted by UBI or breach finally determined in accordance with the dispute resolution procedures in Article 14 of the Supply Agreement) or due to UBI’s insolvency as set forth in Section 17.1(b), the Bank Guarantee shall survive such termination.

ARTICLE 9    [***]

9.1	[***]

[***]. [***]. [***]. [***]. [***]. [***]. [***]. [***].

9.2	[***]

[***].

ARTICLE 10    TERM

This Distribution Agreement shall commence on the Execution Date and shall continue in full force and effect until [***], unless extended by mutual written agreement by the Parties’ or their authorized representatives, unless sooner terminated as provided herein.

ARTICLE 11    INTELLECTUAL PROPERTY LICENSES

11.1	[***]

(a)	[***]. [***] .

(b)	[***]. [***].

(c)	[***].

(d)	[***].

(e)	[***]. [***]. [***].

(f)	[***]. [***].

11.2	[***]

(a)	[***]. [***]. [***]. [***]:

[***]. [***]. [***]. [***]. [***]. [***]. [***]. [***].

ARTICLE 12    CONFIDENTIALITY

12.1	Parties’ Confidential Information

(a)

This Distribution Agreement, its terms, and the negotiations leading to this agreement are confidential. No Party shall disclose or cause to be disclosed this Distribution Agreement, the terms of this agreement, or any drafts or communications relating to the negotiation of this Agreement to any person not a Party to this Distribution Agreement without the written consent of all Parties. Notwithstanding anything contained within this Section 12, each Party may share this Distribution Agreement, its terms, and any drafts or the negotiations leading to this Agreement, with its respective lawyers, advisors, consultants, accountants and auditors on a need to know basis provided these individuals agree to use and maintain the information in a confidential manner consistent with the provisions contained in this Agreement.

(b)

The parties acknowledge that, as a result of this Distribution Agreement, each may become acquainted with the confidential or proprietary data (“Confidential Information”) of the other party, including data concerning a party’s services, products, business methods, financial information, projections, technology, databases, customer, distributors, supplier, and employee information, Trade Secrets (as defined below), and other information the secrecy of which is valued by the disclosing party. The receiving party shall: (i) hold the disclosing party’s Confidential Information in strict confidence; (ii) refrain from disclosing Confidential Information to any third parties or to its own employees or consultants other than those who need to know the Confidential Information, who are aware of the confidential nature of the Confidential Information, and who have a confidentiality obligation to the receiving party; and (iii) use the Confidential Information only as authorized under this Agreement.

(b)

Notwithstanding anything to the contrary in this Agreement, the receiving party will have no obligation with respect to any Confidential Information which: (i) is already known to the receiving party without any confidentiality undertaking (as evidenced by reasonable supporting documentation in existence as of the date of receipt of the Confidential Information); (ii) is or becomes publicly known through no fault of the receiving party; (iii) is developed by the receiving party independently of the Confidential Information (as evidenced by reasonable supporting documentation); (iv) is approved for release in writing by disclosing party; (v) is required to be disclosed by law or in connection with a request of a court or governmental agency, provided, however, that the receiving party will provide the disclosing party with at least ten calendar days’ advance written notice prior to disclosure to permit the disclosing party to obtain a protective order or other similar relief; or (vi) is, to the receiving party’s knowledge, rightfully received from a third party having no secrecy or confidentiality obligation to the disclosing party.

(c)

The receiving party’s obligations under this Distribution Agreement will apply to Confidential Information during the term of this Agreement; provided, however, that for any Confidential Information constituting a trade secret as defined under the California Uniform Trade Secrets Act (“Trade Secret”), as now in force or hereafter amended, or any similar successor law, the receiving party’s obligations will continue to apply to the Confidential Information, [***], for so long as the Confidential Information continues to constitute a Trade Secret.

(d)

All documents and other tangible materials embodying Confidential Information (including reports, marketing materials, and other work product prepared by receiving party based wholly or partly on Confidential Information), irrespective of media, will be, at the disclosing Party’s option, promptly returned to the disclosing Party or destroyed by the receiving party (such destruction to be certified by the receiving party) upon thirty (30) calendar days’ notice by the disclosing party.

(e)

In the event either Party desires to disclose the existence of this Agreement or the terms of this Agreement to any third-party not authorized herein, the Party desiring to disclose such information, shall request permission from the other Party in writing. The confidentiality obligations set forth in this Article 12 continue beyond the termination or expiration of this Distribution Agreement.

ARTICLE 13    Facilities, Books and Records

13.1	Audit Rights

(a)

SHDI (or a third party retained by SHDI) shall be entitled to conduct an audit of UBI upon reasonable prior notice, to ensure UBI’s performance under this Agreement or any related agreement, provided that SHDI shall not be entitled to conduct more than one (1) audit every year.

(b)	SHDI can conduct an audit of UBI if SHDI has obtained good faith information which indicates that UBI:

(i)	may have breached any of its obligations, representations or warranties under this Agreement; or

(ii)	may have good cause to terminate the Agreement in accordance with this Distribution Agreement.

(c)

UBI agrees to fully cooperate in any audit to which it may be subject and agrees to keep and make available in the case of audit, books and records relating to its obligations under this Distribution Agreement.

(d)	UBI agrees to make available its facilities and warehouses available for audit and inspection pursuant to the terms in this Article.

(e)

UBI’s failure to comply with this Article shall constitute a material breach for purposes of this Agreement. Notwithstanding any other provision or this Agreement, the rights of SHDI hereunder shall be specifically enforceable in any court of competent jurisdiction.

ARTICLE 14    OTHER OBLIGATIONS OF THE PARTIES

14.1	Insurance

The Parties shall procure and maintain in full force and effect during the term of this Distribution Agreement valid insurance policies, through an insurance carrier possessing at least an A.M. Best Rating of “A-“, in connection with its activities as contemplated hereby, which policies shall provide for appropriate insurance in a reasonable amount of coverage, but in no event less than the following limits:

(a)	[***].

(b)	[***]. [***]. [***]. [***].

14.2	Compliance with Applicable Law

(a)

The Parties shall comply with the U.S. Foreign Corrupt Practices Act, U.S. and non-U.S. anti-bribery and anti-corruption laws, the Anti-Kick Back law, and all other laws, rules and regulations applicable to this Agreement and to all transactions and activities contemplated by or to be performed hereunder.

(b)

The Parties shall perform their duties under this Distribution Agreement in compliance with all applicable laws and regulations and conduct themselves in a manner that will reflect favorably at all times on the other Party and the Stride Product, and not engage in any deceptive, misleading, or unethical practice that might have a commercially detrimental effect on same.

(c)

UBI shall provide immediate notification to SHDI upon discovery of any potential violation of SHDI Business Conduct Guidelines attached hereto and fully incorporated herein, the U.S. Foreign Corrupt Practices Act, any U.S. or non-U.S. anti-bribery and anti-corruption laws, the Anti-Kick Back law, or any other laws, rules and regulations applicable to this Agreement. Further, UBI shall cooperate with SHDI in any investigation regarding such potential violations.

(d)	The Parties agree to fully comply with the requirements set forth by any applicable legislation in the Territory. [***]. [***].

(e)

UBI shall be responsible for its own taxes incurred, and Siemens shall be responsible for its own taxes incurred, whether in the Territory or any other country, now or hereafter imposed with respect to the transactions contemplated hereunder.

14.3	SDHI Business Conduct Guidelines

(a)

UBI has read and understands the SHDI Supplier Code of Conduct, attached hereto as Exhibit 4, and agrees to comply with this program with respect to its obligations under this Distribution Agreement, and such guidelines are incorporated herein.

ARTICLE 15    RECALLS

If SHDI decides to institute a recall of any Stride Instrument from the marketplace (“Product Recall”), whether mandated by local governmental authorities, or instituted by voluntary action, or to undertake any other form of Field Corrective Action (“FCA”) with respect to any Stride Instrument or any component thereof (including software) for safety checks or modifications or, as applicable, installation of appropriate upgrades, software fixes, or related items, then upon notification by SHDI, UBI shall implement the Product Recall (or FCA) as instructed by SHDI. UBI shall inform its customers of the Stride Instrument and end users of the Product Recall (or FCA) in a timely manner and in accordance with the instructional materials provided by SHDI. All reasonable out-of-pocket costs associated with the Product Recall including without limitation, the cost of parts required for such activities and the associated labor costs shall be borne by the party responsible for the Product Recall. Irrespective of the case of the Product Recall, the Parties shall fully cooperate with each other in implementing and managing the Product Recall. If necessary, UBI shall reasonably comply with all medical vigilance or post-market surveillance requirements applicable in the Territory for Product-related corrective actions of the type contemplated herein. [***].

ARTICLE 16    Additional Obligations of the Parties/Representations and Warranties

16.1	Additional Obligations of UBI

(a)

[***], UBI shall remove the branding on Siemens’ Stride and Prime Products described in section 2.2(d) that have not been sold to or placed [***] to customers (and may replace it with branding of UBI’s choice) and may remove certain packaging and replace batteries for Siemens’ Stride and Prime Products. [***], UBI shall not modify the Stride Products, including packaging, labeling, inserts or instructions, apart from batteries, for use, in any way without the prior written consent of SHDI.

(b)	UBI shall store and distribute the Stride Products while containing SHDI and/or XPRECIA STRIDE and/or STRIDE brand in accordance with the conditions shown on the Product’s labeling.

(c)

UBI shall transfer to end customers as soon as reasonably possible all information provided by SHDI and only to the extent such information is in fact provided by SHDI at SHDI’s cost and is necessary for the safe use of the Stride Instrument, including instructions for use, material safety data sheets, customer bulletins and other mandatory safety related documents.

(d)

UBI shall communicate all technical support bulletins to the designated recipient(s) at UBI as they become available. Information contained in technical support bulletins are written specifically for use by qualified support staff and shall be considered confidential and not communicated to third parties without consent from SHDI.

(e)	UBI agrees to provide to its customers a UBI warranty, a copy of which shall also be provided to SHDI for its records.

(g)	UBI shall, subject to applicable data protection laws, make available to SHDI upon request all documentation and information related to performance of this Agreement.

16.2	Additional Obligations of SHDI

(a)

SHDI, or its manufacturing partner, shall manufacture, package, label, store, and supply Stride Products in compliance and in accordance with: (i) all applicable local, state, federal and national laws, regulation, rules, guidelines and procedures, including but not limited to the U.S. Federal Food, Drug and Cosmetic Act, as amended and the regulations issued there under; (ii) applicable standards relating to current good manufacturing practices for the type of Stride Products furnished hereunder promulgated by any governmental authority having jurisdiction over the manufacture and sale of such Stride Products, in the form of laws, statutes, regulations, or guidance documents; and (iii) the Stride Products Specifications. [***].

(b)

SHDI shall notify UBI immediately in writing should SHDI become aware of any defect or condition which may render any of the Stride Products in violation of the Food, Drug and Cosmetic Act or any other applicable law.

(c)

SHDI shall notify the appropriate federal, state and local authorities of any customer complaints or other occurrences regarding the Stride Products which are required to be so reported in accordance with SHDI compliant procedures as contained in the Parties’ Quality Agreement. SHDI shall be responsible for evaluating all complaints regarding the Stride Products. For complaints from SHDI’s customers, SHDI shall be responsible for responding to the complaint(s). For UBI customers, UBI shall forward customer complaints to Siemens and Siemens shall provide the results of its applicable evaluation to UBI to inform UBI’s response to its customer(s). If a customer complaint is related to the Stride Strip Product, UBI is responsible for evaluating the complaint.

16.3	SHDI Representations and Warranties

(a)

[***]. The provisions of the warranty provided by SHDI and attached hereto (“SHDI Warranty”) are UBI’s sole and exclusive remedy in respect of any claim for Stride Products, but excluding the Stride Strip Products, defect or breach of warranty.

(b)	To the extent any nonperformance of the Stride Product is caused by the nonperformance of the Stride Strip Product, SHDI representations and warranties shall not apply.

(c)

SHDI represents and warrants that: (i) it has the full right, power, and corporate authority to enter into this Agreement and to make the promises set forth in this Agreement and there are no outstanding agreements, assignments or encumbrances in existence inconsistent with the provisions of this Agreement; (ii) no actions are threatened or pending before any court or governmental authority or other tribunal relating to the Stride Product that would affect SHDI’s ability to perform its obligations hereunder; (iii) the Stride Product will not contain any material other than those specifically listed in the Product specification; (iv) the Stride Product and SHDI’s manufacturing processes and methods do not infringe on the intellectual rights of any third party, and; (v) its employees, agents or representatives performing services or supplying products, parts, or raw materials in connection with the Stride Product and/or this Agreement, are not now nor have ever been: (a) convicted of a criminal offense related to health care; or (b) excluded, debarred, or otherwise ineligible for participation in a U.S. “Federal health care program” as defined in 42 U.S.C. ‘1320a-7b(f) (or any applicable successor statutory section) or in any other government payment program. SHDI hereby further certifies that it will immediately notify UBI upon its receipt of any indication, whether or not official, that SHDI, its employees, agents or representatives performing services or supplying products, parts, or raw materials in connection with the Stride Product and/or this Agreement, shall be excluded from any U.S. Federal health care program, as defined above, for any reason during the Term.

(d)

OTHER THAN AS EXPRESSLY SET FORTH IN THIS AGREEMENT AND THE SUPPLY AGREEMENT, THE PARTIES EACH HEREBY DISCLAIM ALL WARRANTIES, EXPRESS AND IMPLIED, IN CONNECTION WITH THIS AGREEMENT AND THE PRODUCTS, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, CLEAR TITLE, OR NON-INFRINGEMENT. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, THE ENTIRE LIABILITY OF EITHER PARTY IN RELATION TO ANY PRODUCTS AND / OR ANY ASSOCIATED ADVICE OR SERVICES, WHETHER BY REASON OF ANY REPRESENTATION (UNLESS FRAUDULENT) OR ANY IMPLIED WARRANTY, CONDITION OR OTHER TERM OR ANY DUTY AT COMMON LAW (INCLUDING TORT AND NEGLIGENCE) OR UNDER THE AGREEMENT SHALL NOT EXCEED THE PRICE OF THE RELEVANT PRODUCTS.

(e)

SHDI specifically warrants to UBI that the Stride Product as of the date of shipment to UBI or its designee and until expiration of the Product’s label expiration date: (a) conform to the applicable Specifications and claims made by SHDI for the Stride Products; (b) comply with all legal standards; and (c) are free from defects in design, workmanship and materials.

ARTICLE 17    TERMINATION

Section 17.1    Right to Terminate

(a)

Either party may terminate this Agreement in writing with immediate effect if the other party neglects or fails to perform, observe, or correct a material breach of its obligations under this Agreement to the non-breaching party within thirty (30) calendar days of written notice indicating the nature of the breach. The non-breaching party may terminate this Agreement immediately upon notice to the breaching party if the material breach triggering such termination is not curable.

(b)

This Agreement may be terminated by either party with immediate effect if a regulatory authority of competent jurisdiction has determined the other Party shall be subject to insolvency or bankruptcy proceedings or the other Party has initiated insolvency and/or bankruptcy proceedings. In the event that UBI becomes insolvent during [***] and has not fulfilled its [***] obligations equal to [***], then SHDI may seek from UBI reimbursement of the outstanding monetary amount equal to the volume [***] that have not been supplied, whether or not this Distribution Agreement has already terminated.

(c)

This Agreement may be terminated by either Party with immediate effect if the other party consolidates, merges or sells all or substantially all of its assets to a direct competitor of the other Party without the other Party’s prior written consent, or assigns or attempts to assign this Agreement without the other Party’s prior written consent.

(d)	Any post-termination rights of a Party as contained in the Parties’ Supply Agreement are incorporated herein.

(e)	[***]. [***].

17.2	Applicability of Terms After Termination

(a)	In the event of a breach of this Agreement by UBI where UBI does not dispute such breach, UBI shall, at SHDI’s request:

(i)	[***]

(ii)	[***]

(iii)	[***].

(b)	Applicability of Terms after Termination:

(i)

In the event of termination or expiration, this Agreement shall, remain applicable to any orders for Products which UBI has previously placed with SHDI. In the event that termination occurs due to UBI’s breach, SHDI shall fill UBI’s previously orders solely at SHDI’s discretion.

Article 18    Limitation on Liability/Indemnification

18.1	Limitation on Liability

Except as provided in the Bank Guarantee, in no event shall either Party’s liability hereunder exceed the actual loss or damage sustained by the other party, up to the purchase price of the Products giving rise to such loss or damage during the year in which the loss or damage occurred. NEITHER PARTY SHALL BE LIABLE FOR ANY LOSS OF USE, REVENUE OR ANTICIPATED PROFITS, COST OF SUBSTITUTE PRODUCTS OR SERVICES, LOSS OF STORED, TRANSMITTED OR RECORDED DATA, OR FOR ANY INDIRECT, INCIDENTAL, UNFORESEEN, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE SALE OR USE OF THE PRODUCTS. This provision does not affect third party claims for personal injury arising as a result of a Party’s negligence or, or a Party’s indemnification obligations for third-party claims to the extent set out in this Agreement. THE FOREGOING IS A SEPARATE, ESSENTIAL TERM OF THIS AGREEMENT AND SHALL BE EFFECTIVE UPON THE FAILURE OF ANY REMEDY, EXCLUSIVE OR NOT.

18.2	UBI Indemnification

UBI’s indemnification obligations under the Collaboration Agreement Section 17.2 are incorporated herein. UBI will also defend and otherwise hold harmless SHDI from any third-party claim, loss, damage, or liability (“Third-Party Claim”) that is due to: (i) UBI’s misrepresentations or omissions with respect to the Products; (ii) UBI’s failure to perform any covenants of UBI in this Agreement; and (iii) UBI’s violation of law. Notwithstanding the foregoing, in no event will UBI’s indemnification obligations apply to any Third-Party Claim caused by SHDI’s acts or omissions.

18.3	SHDI Indemnification

SDHI’s indemnification obligations under the Collaboration Agreement Section 17.1 are incorporated herein. SHDI will also defend and otherwise hold harmless UBI from any Third-Party Claim that is due to: (i) SHDI’s misrepresentations or omissions with respect to [***]; (ii) SHDI’s failure to perform any covenants of SHDI in this Agreement; and (iii) SHDI’s violation of law. Notwithstanding the foregoing, in no event will SHDI’s indemnification obligations apply to any Third-Party Claim caused by UBI’s acts or omissions.

18.4	Indemnification Procedures

If either Party believes that it may be entitled to indemnification under this Agreement (an “Indemnified Party”), it shall give written notice to the Party obligated to indemnify it (an “Indemnifying Party”) with reasonable promptness upon becoming aware of any Third-Party Claim or other facts upon which a claim for indemnification will be based. Such notice shall set forth such information with respect thereto as is then reasonably available to the Indemnified Party. The Indemnifying Party shall have the right to control the defense of any such Third-Party Claim, including the selection and management of counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall cooperate in such defense and make available all records, materials and witnesses reasonably requested by the Indemnifying Party in connection therewith at the Indemnifying Party’s expense. If the Indemnifying Party shall have assumed the defense of the Third-Party Claim with counsel reasonably satisfactory to the Indemnified Party, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses (other than for reasonable costs of investigation) subsequently incurred by the Indemnified Party in connection with the defense thereof. The Indemnifying Party shall not be liable for any Third-Party Claim settled without its consent, which consent shall not be unreasonably withheld or delayed. The Indemnifying Party shall obtain the written consent of the Indemnified Party prior to ceasing to defend, settling or otherwise disposing of any Third-Party Claim if as a result thereof the Indemnified Party would become subject to injunctive or other equitable relief or if the Indemnified Party may reasonably object to such disposition of such Third-Party Claim based on an adverse effect on the Indemnified Party.

18.5	Indemnification of Infringement Claims

[***]. [***]. [***]. [***]. [***]. [***]. [***].

Section 18.6    Dispute Resolution

The Parties agree that any dispute arising under or relating to the Parties’ rights and obligations under this Distribution Agreement shall be resolved in accordance with Article 14 of the Parties’ Supply Agreement and are hereby incorporated by reference in this Supply Agreement.

The provisions set forth in this Article 18 shall survive the termination or expiration of this Distribution Agreement.

ARTICLE 19    INTERPRETATION AND ENFORCEMENT

Section 19.1    Notices

All notices required under this Agreement shall be sent by registered or recorded delivery air mail letter, postage pre-paid and return receipt requested, or by a reputable international courier providing proof of delivery, and shall be deemed duly given on the day on which the notice is received, unless otherwise expressly specified herein.

Notices shall be addressed:

In the case of SHDI, to:

Siemens Healthcare Diagnostics Inc.

Attn.: Head of Point of Care, Laboratory Diagnostics    ]

Address: 2 Edgewater Drive, Norwood, MA 02062

or to such other person or address as SHDI may from time to time furnish to UBI.

With a copy to:

Siemens Healthcare Diagnostics Inc.

Legal Department

Attn.: General Counsel

511 Benedict Avenue

Tarrytown, NY 10591

In the case of UBI, to:

UBI Name: Universal Biosensors Pty, Ltd.

Attn.: Chief Financial Officer

Address: 1 Corporate Avenue Rowville VIC 3178

or to such other person or address as UBI may from time to time furnish to SHDI.

19.2	UBI Not Agent or Legal Representative

In fulfilling its obligations under this Agreement, each party will be acting as an independent contractor. Nothing contained in this Agreement will be construed to place the Parties in a relationship of employee and employer, joint venturers, or principal and agent. Neither Party is authorized to assume or undertake any obligation of any kind, express or implied, on behalf of the other Party. Each Party will control and be responsible for its own business operations, insurance, and the compensation, wages, taxes, withholding, benefits, and conditions of employment of its personnel. Without limiting the generality of the foregoing, the Parties specifically acknowledge that each Party is acting as an independent entity hereunder and not as a sales agent or other representative of the other Party. This Agreement does not authorize or appoint either Party as the agent or legal representative of the other Party for any purpose whatsoever. Neither Party is granted any right or authority, and the Parties hereby expressly disclaim any right or authority and agrees not to represent to any Party a right or authority, to create or assume any obligation or responsibility, express or implied, on behalf of or in the name of the other Party or to bind the other Party in any manner.

19.3	Entire Agreement

This Distribution Agreement, including the Supply Agreement, including the Exhibits hereto which are incorporated as an integral part of this Distribution Agreement, constitutes the entire agreement and understanding of the Parties relating to the subject matter hereof, and supersedes all prior agreements, oral or written, and all negotiations, conversations or discussions heretofore had between SHDI and UBI related to this Distribution Agreement. No modification of or amendment to this Distribution Agreement, nor any waiver of any rights under this Distribution Agreement, will be effective unless set forth in writing signed by authorized representatives of both Parties.

19.4	Assignment

(a)

UBI shall not, either in whole or in part, assign any rights, duties or obligations under this Agreement or subcontract any part or all of UBI’s obligations hereunder to any third party without the express prior written approval of SHDI, which shall not be unreasonably withheld or delayed. Irrespective of SHDI’s approval, UBI remains solely responsible for the proper selection and supervision of its assignees and subcontractors.

(b)

Without prejudice to SHDI’s discretion to grant such approval or not, SHDI will in no case grant such approval unless the third party enters into an agreement with UBI whereby such third party agrees to be bound by compliance provisions at least equivalent to those required by this Agreement.

(c)	SHDI may assign this Agreement at its discretion provided it gives UBI at least thirty (30) days prior written notice.

19.5	No Implied Waiver

The failure of either Party at any time to require performance by the other Party of any provision hereof shall not affect in any way the full right to require such performance at any time thereafter. Furthermore, the waiver by either Party of a breach of any provision hereof shall not be taken or held to be a waiver of the provision itself.

19.6	Controlling Law

The validity, interpretation and performance of this Agreement shall be controlled, governed, enforced and construed in accordance with the substantive laws of New York without regard to its provisions on conflicts of law. The United Nations Convention on Contracts for the International Sale of Goods (CISG) shall not apply.

19.7	Dispute Resolution

The Parties agree that any dispute arising under or relating to the Parties’ rights and obligations under this Distribution Agreement shall be resolved in accordance with Article 14 of the Parties’ Supply Agreement.

19.8	Severability

In the event that any provision of this Distribution Agreement is adjudicated invalid, illegal or unenforceable, such adjudication will not affect the validity, legality or enforceability of any other provision of this Distribution Agreement. The Parties shall replace the invalid, illegal or unenforceable provision by a valid, legal and enforceable provision which economically best meets the intention of the Parties.

19.9	Force Majeure

The obligations of either Party to perform under this Distribution Agreement shall be excused during each period of delay caused by matters such as strikes, shortages of power or raw material, government orders or acts of God, which are reasonably beyond the control of the Party obligated to perform.

19.10	Counterparts

This Distribution Agreement shall be executed in two (2) or more counterparts in the English language, and each such counterpart shall be deemed an original hereof. In case of any conflict between the English version and any translated version of this Agreement, the English version shall govern.

Dated: September 18, 2019

Siemens Healthcare Diagnostics Inc.		UBI:

By:	/s/ Vivek Mehrotra	By:	/s/ Craig Coleman
Name:	Vivek Mehrotra	Name:	Craig Coleman
Title:	Head Finance POC	Title:	Director

By:	/s/ Christoph Pedain	By:	/s/ Salesh Balak
Name:	Christoph Pedain	Name:	Salesh Balak
Title:	Head POC	Title:	CFO

List of Exhibits:

Exhibit 1:	Definition of Field for Distribution License

Exhibit 2:	SHDI Information, including Pricing Information

Exhibit 3:	Bank Guarantee

Exhibit 4:	Supplier/Distributor Code of Conduct

Exhibit 5:	[***]

EXHIBIT 1

Definition of Field for Distribution License

“Field” shall mean [***]. [***]. [***].

[***].

EXHIBIT 5

[***]

[***]. [***]. [***]. [***].

[***]. [***]. [***]. [***]. [***].

[***].

[***]. [***]. [***].

[***].

[***].

[***].

[***].

[***]. [***]. [***].

[***]. [***].

*Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

The redacted confidential portions of the exhibit are marked by [***].

CONFIDENTIAL SETTLEMENT AND TERMINATION AGREEMENT

This Confidential Settlement and Termination Agreement, dated as of September 18, 2019, consistent with and as structured on the agreed upon Settlement Term Sheet, executed on September 8, 2019 (the “Settlement Term Sheet”), attached hereto (the “Settlement Agreement”) is entered into by and between Universal Biosensors, Inc. and Universal Biosensors Pty Ltd (collectively, “UBI”), on the one hand, and Siemens Healthcare Diagnostics Inc. (“SHDI”), on the other hand (each a “Party” and together the “Parties”).

WHEREAS, on September 9, 2011, UBI and SHDI entered into a Collaboration Agreement and a Letter Agreement, on September 20, 2012 a Supplemental Agreement, on December 12, 2014 a Xprecia Stride Letter Agreement, and subsequent various amendments to the Collaboration Agreement (collectively, the “Collaboration Agreement”) under which UBI and SHDI agreed to, among other things, collaborate together on UBI’s development of a PT/INR test strip and associated reader (the PT/INR test strip and the associated reader shall hereinafter be collectively referred to as the “Stride Product”), for UBI to modify the test strip and develop certain additional coagulation-related test strips and a second reader (collectively, the “Prime Product”), and for SHDI to obtain regulatory approval, commercialize, market, and sell in the hospital point-of-care coagulation market the Stride Product and the Prime Product, subject to the terms and conditions set forth in the Collaboration Agreement; and

WHEREAS, on September 20, 2012, SHDI and UBI entered into a Supply Agreement addressing, among other things, UBI’s sale and SHDI’s purchase of certain products from UBI pursuant to the Collaboration Agreement (the “Supply Agreement,” and collectively with the Collaboration Agreement, the “Agreements”); and

WHEREAS, since 2018, SHDI and UBI have been engaged in a dispute regarding their respective obligations under the Collaboration Agreement and Supply Agreement; and

WHEREAS, on November 12, 2018, pursuant to section 14.1 of the Collaboration Agreement, UBI filed a request for non-binding mediation under the International Institute for Conflict Prevention & Resolution Mediation Procedure (the “Mediation”); and

WHEREAS, during the course of the Mediation, each Party alleged certain respective claims and defenses against the other Party; and each Party denies the allegations/claims asserted by the other Party; and

WHEREAS, as set forth herein, the Parties now desire to amicably resolve the disputes encompassed in the Mediation without resort to arbitration on those disputes, as well as any and all other disputes between the Parties that could potentially arise out of, concern, or relate in any way to the Agreements and/or the parties’ relationship created by the Agreements (the “Disputes”);

NOW THEREFORE, in consideration of the recitals set forth above and the promises made in this Settlement Agreement, and for other good and valuable consideration, the receipt and the legal sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties agree as follows:

1.    Payment. UBI shall pay to SHDI Eleven Million United States Dollars ($11,000,000.00 USD) [***], mutual termination of the Collaboration Agreement, and for other just and adequate consideration as set forth in this Settlement Agreement, as follows:

a)    Eleven Million Dollars ($11,000,000.00 USD) shall be paid by UBI to SHDI, Point of Care Business (the “Settlement Payment”) not later than five (5) days after the execution of this Settlement Agreement (the date of execution of this Settlement Agreement shall be referred to as the “Execution Date”) by wire transfer to the following bank account:

[***]

2.    Market Rights. In consideration of the terms contained in this Settlement Agreement, and upon SHDI’s receipt of the Settlement Payment, SHDI relinquishes its exclusive right to commercialize and distribute UBI’s Stride and Prime Products to the professional Point of Care market segment, except SHDI retains certain non-exclusive distribution and other rights as agreed to by the Parties [***], and except as otherwise may be agreed to by the Parties in any subsequent distribution arrangement. For the avoidance of doubt, the rights transferred to UBI pursuant to this Settlement Agreement include, among other things, any rights and/or obligations necessary to seek regulatory registration and approval in jurisdictions whether or not the Stride or Prime Product is currently sold there, or where additional or further regulatory registrations and/or approvals are or become necessary. [***].

3.    UBI’s Release. In consideration of the terms contained in this Settlement Agreement, and upon SHDI’s receipt of the Settlement Payment, with respect to events from the beginning of time to the date of this Settlement Agreement, UBI, on behalf of itself, its predecessors, parents, successors, affiliates, subsidiaries, assigns, beneficiaries, heirs, agents, officers, directors, shareholders, employees, attorneys, and representatives, and all persons acting by, through, under, or in concert with them, and each of them (the “UBI Releasors”), fully release and forever discharge SHDI, together with its respective predecessors, parents, successors, affiliates, subsidiaries, assigns, beneficiaries and heirs, and all of its respective current and former directors, officers, employees, insurers, agents, attorneys, and representatives (the “SDHI Releasees”), from all known and unknown claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, debts, judgments, suits, rights, demands, fees, and expenses

(including attorney’s fees and costs actually incurred), of any nature whatsoever, whether in law or in equity, whether based on contract, statute, regulation, tort or otherwise, whether or not apparent or yet to be discovered, under or related to the Agreements or any transactions thereunder, their negotiation, execution, performance, any breaches thereof, or their termination, or the relationship between the Parties created by the Agreements, but excluding any claims relating to the enforcement of this Settlement Agreement, which are expressly reserved. To the extent that California or other law may be applicable, the UBI Releasors hereby agree that the provisions of Section 1542 of the Civil Code of the State of California and all similar federal or state laws, rights, rules or legal principles of any other jurisdiction which may be applicable hereto, to the extent they apply to any of the matters released herein, are hereby knowingly and voluntarily waived and relinquished by the UBI Releasors, to the fullest extent that such rights and benefits pertaining to the matters released herein may be waived, and the UBI Releasors hereby agree and acknowledge that this waiver is an essential term of this release, without which the release provided to the UBI Releasees by SHDI Releasors (each defined below) would not have been given. This release shall not affect UBI’s indemnification obligations under Section 17.2 of the Collaboration Agreement with respect to third party claims which may be raised against SHDI by third parties after the Execution Date and during [***], and further, does not affect any of UBI’s ongoing obligations under the Parties’ Supply Agreement, which remains in effect except as otherwise modified.

4.    SHDI’s Release. In consideration of the terms contained in this Settlement Agreement, and upon SHDI’s receipt of the Settlement Payment, with respect to events from the beginning of time to the date of this Settlement Agreement, SHDI, on behalf of itself, its predecessors, parents, successors, affiliates, subsidiaries, assigns, beneficiaries, heirs, agents, officers, directors, shareholders, employees, attorneys, and representatives, and all persons acting by, through, under, or in concert with them, and each of them (the “SDHI Releasors”), fully release and forever discharge UBI, together with its respective predecessors, parents, successors, affiliates, subsidiaries, assigns, beneficiaries and heirs, and all of its respective current and former directors, officers, employees, insurers, agents, attorneys, and representatives (the “UBI Releasees”), from all known and unknown claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, debts, judgments, suits, rights, demands, fees, and expenses (including attorney’s fees and costs actually incurred), of any nature whatsoever, whether in law or in equity, whether based on contract, statute, regulation, tort or otherwise, whether or not apparent or yet to be discovered, under or related to the Agreements or any transactions thereunder, their negotiation, execution, performance, any breaches thereof, or their termination, or the relationship between the Parties created by the Agreements, but excluding any claims relating to the enforcement of this Settlement Agreement, which are expressly reserved. To the extent that California or other law may be applicable, the SDHI Releasors hereby agree that the provisions of Section 1542 of the Civil Code of the State of California and all similar federal or state laws, rights, rules or legal principles of any other jurisdiction which may be applicable hereto, to the extent they apply to any of the matters released herein, are hereby knowingly and voluntarily waived and relinquished by the SDHI Releasors, to the fullest extent that such rights and benefits pertaining to the matters released herein may be waived, and the SDHI Releasors hereby agree and acknowledge that this waiver is an essential term of this release, without which the release provided to the SDHI Releasees by the UBI Releasors would not have been given. This release shall not affect SHDI’s indemnification obligations under Section 17.1 of the Collaboration Agreement with respect to third party claims which may be raised against UBI by third parties after the Execution Date and during [***], and further, does not affect any of SHDI’s ongoing obligations under the Parties’ Supply Agreement, which remains in effect except as otherwise modified.

5.    Supply Agreement. The Parties agree that the Supply Agreement shall remain in effect except as otherwise modified herein or in a separate writing signed by the Parties subsequent to or contemporaneous with the Execution Date.

6.    Collaboration Agreement. The Parties agree that the Collaboration Agreement shall be terminated upon the Execution Date, with no further obligations owing by either Party under it, except that, as set forth herein, each Party’s indemnification obligations in Sections 17.1 and 17.2 of the Collaboration Agreement shall survive.

7.    Confidentiality. This Settlement Agreement, its terms, and the negotiations leading to this Settlement Agreement are confidential. No Party shall disclose or cause to be disclosed the Settlement Term Sheet or this Settlement Agreement, the terms of those agreements, or any communications relating to the negotiation of those agreements to any person not a Party to those agreements without the written consent of all Parties. Notwithstanding anything contained within this Section 7, each Party may share the Settlement Term Sheet and this Settlement Agreement, their terms, and the negotiations leading to those agreements, with its respective lawyers, advisors, consultants, accountants and auditors on a need to know basis provided these individuals agree to use and maintain the information in a confidential manner consistent with the provisions contained in this Settlement Agreement.

8.    Public Announcements. The Parties agree to consult with each other reasonably and in good faith with respect to the text and timing of press releases related to this Settlement Agreement and any other subject matter related to this Settlement Agreement, prior to the issuance thereof, except that a Party may issue such press releases and/or disclosures as it determines are reasonably necessary to comply with applicable law (including disclosure requirements of the U.S. Securities and Exchange Commission or with the requirements of any stock exchange on which securities issued by a Party or its Affiliates are traded). In the event of a public announcement that a Party determines is necessary or prudent to comply with applicable law, to the extent practicable under the circumstances, the Party making such announcement shall use commercially reasonable efforts to provide the other Party with a copy of the proposed text of such announcement sufficiently in advance of the scheduled release to afford such other Party a reasonable opportunity to review and comment upon the proposed text.

9.    Representations. The Parties hereto each represent and warrant that:

a)    it is legally entitled and authorized to settle the claims being released herein;

b)    it is authorized to bind the persons and entities on whose behalf it is releasing the claims described herein;

c)    it has made no assignment or other transfer of any interest that it has in the claims being released pursuant to this Settlement Agreement; and

d)    it has read and fully understands the provisions of this Settlement Agreement to such Party’s satisfaction; and

e)    it is represented by counsel, or alternatively, had an opportunity to consult with legal counsel of its choosing before executing this Settlement Agreement.

10.    Attorneys’ Fees. Each Party is responsible for its own legal fees and costs incurred through the Execution Date.

11.    Entire Agreement. This Settlement Agreement is the complete agreement between the Parties regarding the matters described herein, there being no prior or other contemporaneous agreement or promise of any kind that modifies, supplements or alters it, except as may be otherwise set forth herein. This Settlement Agreement supersedes all previous communications, negotiations, representations or agreements (whether oral or written) that may have been made between the Parties, including but not limited to the Settlement Term Sheet and all prior settlement term sheets with the exception of the Standstill Agreement Extension dated as of August 15, 2019, but only until [***] is received by SHDI, at which time the Standstill Agreement Extension shall be replaced as well. This Settlement Agreement shall be binding upon and shall inure to the benefit of the Parties and each of their respective successors and assigns.

12.    Governing Law. This Settlement Agreement shall be governed by, interpreted under, and enforced in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws.

13.    Counterparts. This Settlement Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.    Execution. A photocopy of the fully executed original of this Settlement Agreement shall be deemed to be an original for any and all purposes.

IN WITNESS WHEREOF, the Parties, each intending to be legally bound hereby, have caused this Settlement Agreement to be executed, on their own or through their respective duly authorized officers.

Dated: September 18, 2019

UNIVERSAL BIOSENSORS PTY LTD		UNIVERSAL BIOSENSORS, INC.

Print Name:	Salesh Balak	Print Name:	Craig Coleman
Print Title:	CFO	Print Title:	Director
Signature:	/s/ Salesh Balak	Signature:	/s/ Craig Coleman

SIEMENS HEALTHCARE DIAGNOSTICS INC.		SIEMENS HEALTHCARE DIAGNOSTICS INC.

Print Name:	Vivek Mehrotra	Print Name:	Christoph Pedain
Print Title:	Head Finance POC	Print Title:	Head POC
Signature:	/s/ Vivek Mehrotra	Signature:	/s/ Christoph Pedain